                                                                   EXHIBIT 10-5A

                                                               Contract #:331400


                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FTS-4


         This Service Agreement, made and entered into this 21st day of June, 1995, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and NEW JERSEY NATURAL GAS COMPANY (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

         WHEREAS, there currently exists between Pipeline and Customer two service agreements under Rate Schedule FTS-4 (Pipeline's Contract Nos. 330403 and 330875) which specify an MDQ of 5,000 dth and 35,000 dth, respectively; and

         WHEREAS, Pipeline and Customer desire to enter into one service agreement under Rate Schedule FTS-4 which shall supersede the two existing Rate Schedule FTS-4 service agreements; and

         WHEREAS, transportation rights under the new Rate Schedule FTS-4 service agreement are consistent with the existing rights under the two existing Rate Schedule FTS-4 service agreements it supersedes;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                                    ARTICLE I

                               SCOPE OF AGREEMENT

         Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FTS-4, Pipeline agrees to deliver on a firm basis for Customer's account quantities of natural gas up to the following quantity:

                    Maximum Daily Quantity (MDQ) 40,000 dth;

provided, however, during the period from April 1 of each calendar year continuing through October 31 of that year, Customer may not tender, without the consent of Pipeline, a daily quantity in excess of the product of the Penn-Jersey Summer Capacity Factor multiplied by 5,000 dth (plus Applicable Shrinkage) plus the product of the Southern Route Summer Capacity Factor multiplied by 35,000 dth (plus Applicable Shrinkage).

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FTS-4
                                   (Continued)


         Pipeline shall receive for Customer's account, at the Point(s) of Receipt, for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at the Point(s) of Delivery, such daily quantities tendered up to such Customer's MDQ.

         Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage, as specified in the executed service agreement. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ, as specified in the executed service agreement.


                                   ARTICLE II

                                TERM OF AGREEMENT

         This Service Agreement shall commence on July 1, 1995, and shall continue in force and effect until December 1, 2008, and from year to year thereafter unless terminated by either party upon twelve months' prior written notice. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty
(30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

         Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FTS-4
                                   (Continued)


                                   ARTICLE III

                                  RATE SCHEDULE

         This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FTS-4 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

         Customer shall pay Pipeline for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FTS-4 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter legally amended or superseded.

         Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate schedule FTS-4, (b) Pipeline's Rate Schedule FTS-4 pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule FTS-4; provided however, Pipeline shall not have the right without the consent of Customer to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the service agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Pipeline's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.


                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

         Natural gas to be received by Pipeline for Customer's account for service hereunder shall be received on the outlet side of the measuring station at or near the following designated Point(s) of Receipt, and natural gas to be delivered by Pipeline for Customer's account hereunder shall be delivered at the outlet side of the measuring stations at or near the following designated Point(s) of Delivery, in accordance with the Maximum Daily Receipt Obligation
(MDRO) plus Applicable Shrinkage, Maximum Daily Delivery Obligations (MDDO), receipt and delivery pressure obligations and measurement responsibilities indicated below for each:

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FTS-4
                                   (Continued)




                                             Maximum Daily                Receipt
          Point of                           Receipt                      Pressure                    Measurement
          Receipt                            Obligation                   Obligation               Responsibilities
          -------                            ----------                   ----------               ----------------

1.        A point of                         5,000 dth plus               At any                      Pipeline
          interconnection                    applicable                   pressure
          between the                        shrinkage                    requested by
          facilities of CNG                                               Pipeline not
          Transmission                                                    to exceed
          Corporation and                                                 the maximum
          Pipeline at the                                                 allowable
          Leidy Storage Field                                             operating
          in Potter County,                                               pressure
          Pennsylvania
          (Pipeline's M&R No.
          75931)





2.       A point of                          35,000 dth plus              At any                      Pipeline
         interconnection                     applicable                   pressure
         between the                         shrinkage                    requested by
         facilities of CNG                                                Pipeline not
         Transmission                                                     to exceed
         Corporation and                                                  the maximum
         Pipeline at                                                      allowable
         Pipeline's                                                       operating
         Compressor Station                                               pressure
         23 (Chambersburg) in
         Franklin County,
         Pennsylvania
         (Pipeline's M&R No.
         79923)



                                              Maximum Daily                 Delivery
           Point of                           Delivery                      Pressure               Measurement
           Delivery                           Obligation                    Obligation           Responsibilities
           --------                           ----------                    ----------           ----------------

1.         In Middlesex County,               40,000 dth                    350 psig                Pipeline
           New Jersey and
           designated by
           Pipeline as
           Measuring Station
           70953




further provided, however, that, until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligation at the point of delivery described above, including Pipeline's maximum daily delivery obligations under this and all other Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

          Point of                      Aggregate Maximum Daily
          Delivery                      Delivery Obligation
          --------                      -------------------
          No. 1                         314,863 dth

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FTS-4
                                   (Continued)




                                    ARTICLE V

                                     QUALITY

         All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in
Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications.


                                   ARTICLE VI

                                    ADDRESSES

         Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

         (a) Pipeline:           TEXAS EASTERN TRANSMISSION CORPORATION
                                 5400 Westheimer Court
                                 Houston, TX  77056-5310

         (b) Customer:           New Jersey Natural Gas Company
                                 1415 Wyckoff Road
                                 P.O. Box 1464
                                 Wall, New Jersey  07719

or such other address as either party shall designate by formal written notice.


                                   ARTICLE VII

                                   ASSIGNMENTS

         Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture,

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FTS-4
                                   (Continued)



         The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

         This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.




                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

         This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

         Service Agreement dated _______________, between Pipeline and Customer under Pipeline's Rate Schedule FTS-4 (Pipeline's Contract Nos. 330403 and 330875)

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FTS-4
                                   (Continued)

         IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                     TEXAS EASTERN TRANSMISSION CORPORATION


                                        By /s/ Robert B. Evans
                                           -------------------------------------
                                               Vice President

ATTEST:

/s/ Robert W. Reed
-----------------------------

     ROBERT W. REED
   CORPORATE SECRETARY



                                        NEW JERSEY NATURAL GAS COMPANY



                                        By /s/ Gary A. Edinger
                                           -------------------------------------
                                           Gary A. Edinger
                                           Senior Vice President-Gas Supply



ATTEST:

/s/ Oleta J. Harden
-----------------------------
Oleta J. Harden
Senior Vice President &
 General Counsel

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